UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 15, 2022
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Appointment of Directors
On March 15, 2022, the Board of Directors (“Board”) of Nordstrom, Inc. (“Company”) appointed Amie Thuener, age 47, to the Board. The appointment was effective immediately.
Since 2018, Ms. Thuener has served as the Vice President and Chief Accounting Officer at Alphabet Inc., where she is responsible for global external reporting. Additionally, Ms. Thuener leads the finance teams for non-Google Alphabet companies, where she plays an advisory and governance role, include overseeing annual budgets, managing compensation plans, structuring strategic transactions and performing valuations. From 2013 to 2018, Ms. Thuener served as Google’s Chief Accountant, in which role she led a team responsible for the company’s global accounting policy, SEC reporting, finance advice and support for mergers and acquisitions. Prior to joining Alphabet, Ms. Thuener had a sixteen-year career at PwC, serving most recently as a Managing Director for Transaction Services division. Ms. Thuener brings to the Board a wealth of knowledge and expertise regarding strategic finance in the context of a rapidly growing and quickly-changing business.
As a nonemployee director, Ms. Thuener will receive compensation for her service on the Board equivalent to the cash retainer and common stock award compensation described under the caption “Director Compensation” of the Company’s proxy statement that was filed with the Securities and Exchange Commission (“SEC”) on April 8, 2021. She will also be eligible to participate in the Company’s other compensation benefit plans and programs for nonemployee directors as described in the proxy statement. In addition, the Company plans to enter into its standard Independent Director Indemnification Agreement with Ms. Thuener, the form of which was filed with the SEC as exhibit 10.78 to the Company’s Annual Report on Form 10-K for the year ended January 29, 2011.
There are no transactions between the Company and Ms. Thuener which require disclosure pursuant to Item 404(a) of Regulation S-K.
ITEM 8.01 Other Events
On March 16, 2022, Nordstrom, Inc. issued a press release announcing that the Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits

99.1	Press release of Nordstrom, Inc., dated March 17, 2022
99.2	Press release of Nordstrom, Inc., dated March 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: March 18, 2022